EXHIBIT 10.4

EXECUTION VERSION

RECEIVABLES POOLING AGREEMENT

PMT SAF FUNDING, LLC

(Depositor)

and

PMT ISSUER TRUST – FHLMC SAF

(Issuer)

Dated as of August 10, 2023

PMT ISSUER TRUST – FHLMC SAF

ADVANCE RECEIVABLES BACKED NOTES, ISSUABLE IN SERIES

i

RECEIVABLES POOLING AGREEMENT

This RECEIVABLES POOLING AGREEMENT (as it may be amended, supplemented, restated, or otherwise modified from time to time, this “Agreement”) is made as of August 10, 2023, by and between PMT SAF Funding, LLC, a limited liability company organized under the laws of Delaware (the “Depositor”), and PMT ISSUER TRUST – FHLMC SAF, a statutory trust organized under the laws of Delaware (the “Issuer”).

RECITALS

A. The Depositor is a special purpose limited liability company wholly owned by PennyMac Corp. (“PMC”). The Issuer is a statutory trust wholly owned by the Depositor.

B. As of the Closing Date, PMC will act as a servicer under one or more unitary, indivisible servicing contracts as described in the Freddie Mac Single-Family Seller/Servicer Guide as amended, restated, modified and/or supplemented from time to time (the “Freddie Mac Single-Family Seller/Servicer Guide”) and entered into by and between the Federal Home Loan Mortgage Corporation, a government sponsored enterprise (“Freddie Mac”) and PMC, each of which servicing contract incorporates the Freddie Mac Single-Family Seller/Servicer Guide and the other Purchase Documents (as defined in the Guide) (individually and collectively, the “Designated Servicing Contract”). PMC has the obligation to make advances of delinquent principal and interest, advances of taxes and insurance and all other advances including foreclosure and liquidation and related expenses required to be made by a servicer under the Freddie Mac Single-Family Seller/Servicer Guide and/or the other Purchase Documents from and after the Closing Date (the “Advances”) and the right to collect the related Receivables (as hereinafter defined) in reimbursement of such Advances and the right to collect Receivables in existence on the Closing Date related to Advances previously made by PMC. As such, PMC, as servicer, will service mortgage loans in various Pools. The Facility Eligible Pools related to the Designated Servicing Contract for which PMC acts as servicer (each, a “Designated Pool” and collectively, the “Designated Pools”) will be designated as described herein for inclusion under this Agreement, the Receivables Sale Agreement, of even date herewith, between PMC and Depositor (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Sale Agreement”) and the Indenture.

C. The Issuer and PMC, as servicer and as Administrator ( in such capacity, the “Administrator”), Citibank, N.A., as Indenture Trustee (the “Indenture Trustee”), as Calculation Agent, as Paying Agent and as Securities Intermediary, and Barclays Bank PLC (“Barclays”), as administrative agent (the “Administrative Agent”), will enter into an Indenture (as it may be amended, supplemented, restated or otherwise modified from time to time and including any indenture supplement, the “Indenture”) dated as of August 10, 2023. Under the Indenture, the Issuer shall be permitted to issue different Series of Advance Receivables Backed Notes (the “Notes”) from time to time, on the terms and conditions set forth in the Indenture.

D. PMC is obligated to make certain Advances from time to time with respect to the Mortgage Loans in the Designated Pools relating to the Designated Servicing Contract of different Advance Types as more fully described in the Indenture. Upon its disbursement of an Advance with respect to a Designated Pool, PMC has a contractual right to be reimbursed for such Advance relating to the Designated Servicing Contract. PMC, as receivables seller, has sold, assigned, transferred, conveyed and contributed to the Depositor all its contractual rights to be reimbursed for each Advance disbursed by PMC (or any predecessor servicer to the extent that PMC acquires the Advances), as servicer, from the date hereof through the Receivables Sale Termination Date in respect of the Designated Pools, related to the Designated Servicing Contract and each Advance previously made by any predecessor servicer before the Closing Date (in any case, which Advance has not been previously reimbursed) (any right to reimbursement in respect of any such Advance, a “Receivable” and, collectively, the “Receivables”), pursuant to the Receivables Sale Agreement. The Depositor is entering into this Agreement to sell and/or contribute, assign, transfer and convey to the Issuer all Receivables acquired by the Depositor from PMC, as receivables seller, immediately upon the Depositor’s acquisition of such Receivables pursuant to the Receivables Sale Agreement.

E. The Notes issued by the Issuer pursuant to the Indenture will be collateralized by the Aggregate Receivables and related property and certain monies in respect thereof now owned and to be hereafter acquired by the Issuer.

F. In consideration of each transfer by the Depositor to the Issuer of the Transferred Assets on the terms and subject to the conditions set forth in this Agreement, the Issuer agrees to pay to the Depositor a purchase price equal to 100% of the fair market value thereof on each Sale Date. To the extent the purchase price actually paid in cash by the Issuer for the Transferred Assets is less than 100% of the fair market value thereof, the consideration for such excess fair market value shall be an increase in the value of the Owner Trust Certificate of the Issuer, 100% of which is held by the Depositor, by the amount by which the fair market value of such Receivable exceeds the cash purchase price actually paid therefor.

AGREEMENT

NOW, THEREFORE, in consideration of the above premises and of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions; Incorporation by Reference.

(a) This Agreement is entered into in connection with the terms and conditions of the Indenture. Any capitalized term used but not defined herein shall have the meaning given to it in the Indenture. Furthermore, for any capitalized term defined herein but defined in greater detail in the Indenture, the detailed information from the Indenture shall be incorporated herein by reference.

Additional Receivables: As defined in Section 2(a).

Additional Receivables Cap: As defined in Section 2(a).

Administrative Agent: As defined in the Recitals.

Administrator: As defined in the Recitals.

Advances: As defined in the Recitals.

Aggregate Receivables: All Initial Receivables and all Additional Receivables sold and/or contributed by the Depositor to the Issuer hereunder.

Agreement: As defined in the Preamble.

Applicable Law: As defined in Section 4(a)(viii).

Assignment of Receivables: Each agreement documenting an assignment by PMC to the Depositor substantially in the form set forth on Schedule 1.

Barclays: As defined in the Recitals.

Closing Date: August 10, 2023.

Consent Agreement: As defined in Section 12(m).

Depositor: As defined in the Preamble.

Depositor’s Related Documents: As defined in Section 4(a)(iii).

Designated Pool and Designated Pools: As defined in the Recitals.

Designated Servicing Contract: As defined in the Recitals.

Indenture: As defined in the Recitals.

Indenture Trustee: As defined in the Recitals.

Initial Receivables: As defined in Section 2(a).

Issuer: As defined in the Preamble.

Notes: As defined in the Recitals.

Post-Revolving Receivables: As defined in Section 2(a).

Purchase: Each purchase by the Issuer from the Depositor of Transferred Assets.

Purchase Price: As defined in Section 2(b).

Receivable and Receivables: As defined in the Recitals.

Receivables Sale Agreement: As defined in the Recitals.

Receivables Sale Termination Date: The earlier to occur of the (i) date, after the conclusion of the Revolving Period, on which all amounts due on all Classes of Notes issued by the Issuer pursuant to the Indenture, and all other amounts payable to any party pursuant to the Indenture, shall have been paid in full, (ii) date, after conclusion of the Revolving Period, on which the Additional Receivables Cap has been met, and (iii) Consent Withdrawal Date.

Removed Designated Servicing Contract: As defined in Section 2(c).

Removed Pool: As defined in Section 2(c).

Sale Date: (i) With respect to the Initial Receivables, the Closing Date and (ii) with respect to any Additional Receivables, each date prior to the Receivables Sale Termination Date on which such Additional Receivable is sold and/or contributed, assigned, transferred and conveyed by the Depositor to the Issuer pursuant to the terms of this Agreement.

Series: As defined in the Indenture.

Stop Date: As defined in Section 2(c).

Subsidiary: With respect to any Person (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

Transferred Assets: As defined in Section 2(a).

UCC: As defined in Section 2(a).

(b) The Designated Pool Schedule, as may be amended, supplemented, restated, or otherwise modified from time to time in accordance with the Transaction Documents, is incorporated by this reference into this Agreement.

Section 2. Transfer of Receivables.

(a) Transferred Assets. Commencing on the Closing Date, and until the close of business on the Receivables Sale Termination Date, subject to the provisions of this Agreement, the Depositor hereby sells and/or contributes, assigns, transfers and conveys to the Issuer, and the Issuer acquires from the Depositor without recourse except as provided herein, all of the Depositor’s right, title and interest, whether now owned or hereafter acquired, in, to and under (1) each Receivable in existence on the Closing Date that arose with respect to a Designated Pool relating to the Designated Servicing Contract listed on the Designated Pool Schedule and such Designated Pool is specifically designated on the Designated Pool Schedule as of the Closing Date (the “Initial Receivables”), (2) each Receivable in existence on any Business Day on or after the Closing Date and prior to the Receivables Sale Termination Date that is subject to any Designated Servicing Contract that is listed as a “Designated Servicing Contract” and the related Pool is listed as a “Designated Pool” on the Designated Pool Schedule as of the date such Receivable is created (“Additional Receivables”); provided, however, that no sale, contribution, assignment, transfer, or conveyance of Additional Receivables after the end of the Revolving Period (collectively, “Post-

Revolving Receivables”) shall occur or be deemed to occur to the extent the aggregate value of Post-Revolving Receivables would exceed ten percent (10%) of the unpaid principal balance of the Notes measured as of the end of the Revolving Period (the “Additional Receivables Cap”), (3) all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including “proceeds” as defined in the Uniform Commercial Code in effect in all applicable jurisdictions (the “UCC”)), together with all rights of the Depositor to enforce such Initial Receivables and Additional Receivables and (4) the Receivables Sale Agreement in respect of such Initial Receivables and Additional Receivables (collectively, the “Transferred Assets”). Until the Receivables Sale Termination Date, the Depositor shall, automatically and without any further action on its part, sell and/or contribute, assign, transfer and convey to the Issuer, on each Business Day, each Additional Receivable not previously transferred to the Issuer and the Issuer shall purchase each such Additional Receivable together with all of the other Transferred Assets related to such Receivable.

Notwithstanding the foregoing, or any language herein to the contrary, the Depositor will not be required to sell or otherwise transfer to the Issuer any Receivable arising under the Designated Servicing Contract (i) that arises after the commencement of the Full Amortization Period and (ii) in respect of which the Issuer, the Depositor, the Indenture Trustee and the Administrative Agent shall have received a written notice from PMC, no later than one (1) Business Day after the origination thereof, (A) identifying such Receivable in reasonable detail and (B) certifying that PMC has concluded in its reasonable discretion (with reasonable supporting detail therefor) that the Depositor will not receive reasonably equivalent value for the transfer of any such identified Receivable because the value of the equity of the Issuer was negative prior to the contribution of such Receivable after taking into account all of the following, among other relevant factors, any indemnification payments owing by PMC to the Depositor under the Receivables Sale Agreement (giving effect to the full value of such indemnification payment obligations as an asset of the Depositor).

(b) Purchase Price. In consideration of the sale and/or contribution, assignment, transfer and conveyance to the Issuer of the Aggregate Receivables and related Transferred Assets, on the terms and subject to the conditions set forth in this Agreement, the Issuer shall, on each Sale Date, pay and deliver to the Depositor, in immediately available funds on the related Sale Date, or otherwise promptly following such Sale Date if so agreed by the Depositor and the Issuer, a purchase price (the “Purchase Price”) equal to (i) in the case of one Receivable sold, assigned, transferred and conveyed on such Sale Date, the fair market value of such Receivable on such Sale Date or (ii) in the case more than one Receivable is sold, assigned, transferred and conveyed on such Sale Date, the aggregate of the fair market values of such Receivables on such Sale Date, payable in cash to the extent of funds available to the Issuer, plus an increase in the value of the Owner Trust Certificate of the Issuer, to the extent the Purchase Price exceeds the cash paid.

(c) Removal of Designated Servicing Contracts or Designated Pools and Receivables. On any date on or after the satisfaction of all conditions specified in Section 2.1(c) of the Indenture, the Depositor may remove a Designated Servicing Contract or a Designated Pool from the Designated Pool Schedule (each such Designated Servicing Contract or Designated Pool so removed, a “Removed Designated Servicing Contract” and a “Removed Designated Pool”, respectively). Upon the removal of a Designated Servicing Contract or a Designated Pool from the Designated Pool Schedule, (i) except if PMC conducts a Permitted Refinancing or following the Consent Withdrawal Date, all Receivables related to Advances under such Removed Designated Servicing Contract previously transferred to the Issuer and Granted to the Indenture Trustee for inclusion in the Trust Estate, shall remain subject to the lien of the Indenture, in which case PMC may not assign to another Person any such previously transferred Receivables arising under that Removed Designated Servicing Contract until all such previously transferred Receivables that arose under that Removed Designated Servicing Contract or that Removed Pool that are included in the Trust Estate shall have been paid in full or sold in a Permitted Refinancing, and (ii) all Receivables related to such Removed Designated Servicing Contract or such Removed Designated Pool arising on or after the date that the related Designated Servicing Contract was removed from the Designated Pool Schedule (the “Stop Date”) on or after a Consent Withdrawal Date shall not be sold to the Issuer and shall not constitute Additional Receivables. For the avoidance of doubt, PMC may sell, contribute, assign, transfer and convey to any Person any Receivable related to Advances under a Removed Designated Servicing Contract not previously transferred to the Depositor and Granted to the Indenture Trustee, except as otherwise prohibited by the Consent (including the Consent Agreement).

(d) Marking of Books and Records. The Depositor shall, at its own expense, on (i) the Closing Date, in the case of the Initial Receivables, and (ii) the applicable Sale Date, in the case of the Additional Receivables, indicate in its books and records (including its computer records) that the Receivables in respect of the Designated Pool related to the Designated Servicing Contract and the related Transferred Assets have been sold and/or contributed, assigned, transferred and conveyed to the Issuer in accordance with this Agreement. The Depositor shall not alter the indication referenced in this paragraph with respect to any Receivable during the term of this Agreement, (except in accordance with Section 10(b)). If a third party, including a potential purchaser of a Receivable, should inquire as to the status of the Receivables, the Depositor shall promptly indicate to such third party that the Receivables have been sold and/or contributed, assigned, transferred and conveyed and the Depositor (except in accordance with Section 10(b)) shall not claim any right, title or interest (including, but not limited to ownership interest) therein.

Section 3. Depositor’s Acknowledgment and Consent to Assignment.

(a) Acknowledgment and Consent to Assignment. The Depositor hereby acknowledges that, subject to the terms and conditions set forth in the Indenture and the terms of the Consent Agreement, the Issuer has Granted to the Indenture Trustee, on behalf of the Noteholders, the rights (but not the obligations) of the Issuer under this Agreement, including, without limitation, the right to enforce the obligations of the Depositor hereunder, and the obligations of PMC under the Receivables Sale Agreement. The Depositor hereby consents to such Grant by the Issuer to the Indenture Trustee pursuant to the Indenture. The Depositor acknowledges that the Indenture Trustee (on behalf of itself, the Noteholders, any Supplemental Credit Enhancement Provider and any Liquidity Provider) shall be a third party beneficiary in respect of the representations, warranties, covenants, rights, indemnities and other benefits arising hereunder that are so Granted by the Issuer. Moreover, the Depositor hereby authorizes and appoints as its attorney-in-fact the Issuer and the Indenture Trustee, as the Issuer’s assignee, on behalf of the Issuer, to execute and deliver such documents or certificates as may be necessary in order to enforce its rights under this Agreement and its rights to collect the Aggregate Receivables.

Section 4. Representations, Warranties and Certain Covenants of Depositor.

The Depositor hereby makes the following representations and warranties for the benefit of the Issuer and the Indenture Trustee for the benefit of the Noteholders, on which the Issuer is relying in purchasing the Aggregate Receivables and executing this Agreement, and on which the Noteholders are relying in purchasing the Notes. The representations are made as of the date of this Agreement, and as of each Sale Date (provided that the representations relating to Receivables that are made on a Sale Date are made only with respect to the Receivables sold on such Sale Date). Such representations and warranties shall survive the sale and/or contribution, assignment, transfer and conveyance of any Receivables to the Issuer.

(a) General Representations, Warranties and Covenants.

(i) Organization and Good Standing. The Depositor is a limited liability company duly organized and validly existing under the laws of Delaware with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and now has and so long as any Notes are outstanding, will continue to have, power, authority and legal right to acquire, own, hold, transfer, assign and convey the Receivables.

(ii) Due Qualification. The Depositor is and will continue to be duly qualified to do business as a limited liability company in good standing, and has obtained and will keep in full force and effect all necessary licenses, permits and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses, permits or approvals and as to which the failure to obtain or to keep in full force and effect such licenses, permits or approvals would have a material and adverse impact upon the value or collectability of the Receivables and such failure cannot be subsequently cured for the purposes of enforcing contracts.

(iii) Power and Authority. The Depositor has and will continue to have all requisite limited liability company power and authority to own the Receivables, and the Depositor has and will continue to have all requisite limited liability company power and authority to execute and deliver this Agreement, the initial Designated Servicing Contract Schedule and each subsequent Designated Servicing Contract Schedule, each other Transaction Document to which it is a party and any and all other instruments and documents necessary to consummate the transactions contemplated hereby or thereby (collectively, the “Depositor’s Related Documents”), and to perform each of its obligations under this Agreement and under the Depositor’s Related Documents, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by the Depositor, and the execution and delivery of each of the Depositor’s Related Documents by the Depositor, the performance by the Depositor of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby have each been (or in the case of any Depositor’s Related Documents not yet executed, will be) duly authorized by the Depositor and no further limited liability company action or other actions are required to be taken by the Depositor in connection therewith, except as such enforcement may be affected by bankruptcy, insolvency or similar laws and by equitable principles.

(iv) Valid Transfer. Upon the execution and delivery of this Agreement, each Assignment of Receivables and the Designated Pool Schedule by each of the parties hereto, this Agreement shall (subject to Section 12(m)) evidence a valid sale and/or contribution, transfer, assignment and conveyance of the Additional Receivables as of the applicable Sale Date to the Issuer, which is enforceable against creditors of and purchasers from the Depositor, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.

(v) Binding Obligation. This Agreement and each of the other Transaction Documents to which the Depositor is a party has been, or when delivered will have been, duly executed and delivered and constitutes the legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.

(vi) Good Title. Immediately prior to each Purchase of Receivables hereunder, the Depositor is the legal and beneficial owner of each such Receivable and the related Transferred Assets with respect thereto, free and clear of any Adverse Claims other than (i) Permitted Liens, and (ii) the provisions of Section 12(m); and immediately upon the transfer and assignment thereof, the Issuer and its assignees will have good and marketable title to, with the right to sell and encumber, each Receivable, whether now existing or hereafter arising, together with the related Transferred Assets with respect thereto, free and clear of any Adverse Claims other than Permitted Liens and the provisions of Section 12(m).

(vii) Perfection.

(A) To the extent provided in Section 8 of this Agreement, this Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in all of the Depositor’s right, title and interest in, to and under, whether now owned or hereafter acquired, the Aggregate Receivables and the related Transferred Assets with respect thereto in favor of the Issuer, which security interest is, subject to the terms of the Consent Agreement, prior to all other Adverse Claims, and is enforceable as such against creditors of and purchasers from the Depositor, except as otherwise provided in Section 12(m);

(B) The Depositor has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under the UCC in order to perfect the security interest in the Aggregate Receivables and the related Transferred Assets granted to the Issuer hereunder; and

(C) The Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Aggregate Receivables and the related Transferred Assets, other than under this Agreement, except pursuant to any agreement that has been terminated prior to the date hereof. The Depositor has not authorized the filing of and is not aware of any financing statement filed against the Depositor covering the Aggregate Receivables and the related Transferred Assets other than those filed in connection with this Agreement and the other Transaction Documents, and those that have been terminated prior to the date hereof. The Depositor is not aware of any material judgment or tax lien filings against the Depositor not previously disclosed to the Administrative Agent.

(viii) No Violation. Neither the execution, delivery and performance of this Agreement, the other Transaction Documents or the Depositor’s Related Documents by the Depositor nor the consummation by the Depositor of the transactions contemplated hereby or thereby nor the fulfillment of or compliance with the terms and conditions of this Agreement, the Depositor’s Related Documents or the other Transaction Documents to which the Depositor is a party (A) will violate the organizational documents of the Depositor, (B) will constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), result in a material breach or acceleration of, any material indenture, material agreement or other material instrument to which the Depositor or any of its Affiliates is a party or by which it or any of them is bound, or which may be applicable to the Depositor, (C) or results in the creation or imposition of any Adverse Claim upon any of the property or assets of the Depositor under the terms of any of the foregoing, or (D) violates any statute, ordinance or law or any rule, regulation, order, writ, injunction or decree of any court or of any public, governmental or regulatory body, agency or authority applicable to the Depositor (“Applicable Law”) or its properties.

(ix) No Proceedings. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Depositor’s knowledge, threatened, or against the Depositor (A) in which a third party not affiliated with the Indenture Trustee or a Noteholder asserts the invalidity of any of the Transaction Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by any of the Transaction Documents, (C) seeking any determination or ruling that should reasonably be expected to affect materially and adversely the performance by the Depositor or its Affiliates of their obligations under, or the validity or enforceability of, any of the Transaction Documents or (D) relating to the Depositor or its Affiliates and which should reasonably be expected to affect adversely the federal income tax attributes of the Notes.

(x) Ownership of Issuer. 100% of the Owner Trust Certificate of the Issuer is owned by the Depositor. No Person other than the Depositor has any rights to acquire all or any portion of the Owner Trust Certificate in the Issuer.

(xi) Solvency. The Depositor, both prior to and after giving effect to each sale and/or contribution of Receivables relating to the Designated Servicing Contracts on each Sale Date, (1) is not, and will not be, “insolvent” (as such term is defined in § 101(32)(A) of the Bankruptcy Code), (2) is, and will be, able to pay its debts as they become due, and (3) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

(xii) Information to Note Rating Agencies. All information provided by the Depositor to any Note Rating Agency (if applicable), taken together, is true and correct in all material respects.

(xiii) No Fraudulent Conveyance. The Depositor is selling and/or contributing the Aggregate Receivables to the Issuer in furtherance of its ordinary business purposes, with no intent to hinder, delay or defraud any of its creditors.

(xiv) Ability to Perform Obligations. The Depositor does not believe, nor does it have any reasonable cause to believe, that it cannot perform each and every covenant contained in this Agreement.

(xv) Information. No document, certificate or report furnished by the Depositor in writing pursuant to this Agreement, any other Transaction Document or in connection with the transactions contemplated hereby or thereby, taken together, contains or will contain when furnished any untrue statement of a material fact. There are no facts relating to and known by the Depositor which when taken as a whole could reasonably be expected to impair the ability of the Depositor to perform its obligations under this Agreement or any other Depositor’s Transaction Document, which have not been disclosed herein or in the certificates and other documents furnished by or on behalf of the Depositor pursuant hereto or thereto specifically for use in connection with the transactions contemplated hereby or thereby.

(xvi) Fair Consideration. The aggregate consideration received by the Depositor pursuant to this Agreement is fair consideration having reasonably equivalent value to the value of the Aggregate Receivables and the performance of the Depositor’s obligations hereunder.

(xvii) Name. The legal name of the Depositor is as set forth in this Agreement and the Depositor does not have any trade names, fictitious names, assumed names or “doing business” names.

(xviii) No Subsidiaries. The Depositor has no Subsidiaries other than the Issuer.

(xix) Special Purpose Entity. The Depositor is operated as an entity separate from PMC. In addition, the Depositor:

(A) maintains and will continue to maintain its assets separate and distinct from those of PMC and any Affiliates of PMC in a manner which facilitates their identification and segregation from those of PMC;

(B) conducts and will continue to conduct all intercompany transactions with PMC or any Affiliate of PMC on an arm’s-length basis except for capital contributions or capital distributions permitted under the terms and conditions of the Depositor’s limited liability company agreement;

(C) other than as contemplated by the Transaction Documents and related documentation, has not guaranteed and will not guarantee any obligation of PMC or any of PMC’s Affiliates, nor has it had or will it have any of its obligations guaranteed by any such entities and has not held and will not hold itself out as responsible for debts of any such entity or for the decisions or actions with respect to the business affairs of any such entity;

(D) has not permitted and will not permit the commingling or pooling of its funds or other assets with the assets of PMC or any Affiliate of PMC (other than in respect of items of payment and funds which may be commingled until deposit into the Trust Accounts);

(E) has and will continue to have separate deposit and other bank accounts to which neither PMC nor any of its Affiliates has any access and does not at any time pool any of its funds with those of PMC or any of its Affiliates;

(F) maintains and will continue to maintain financial records which are separate from those of PMC or any of its Affiliates;

(G) other than as contemplated by the Transaction Documents and related documentation, will pay its own liabilities and expenses only out of its own funds;

(H) will conduct its own business in its own name;

(I) adheres and will continue to adhere and comply with its organizational documents and maintains and will maintain company records and books of account separate and distinct from PMC’s corporate records and the records of any Affiliate of PMC;

(J) does not and will not act as agent for PMC or any Affiliate of PMC and agrees that it will not authorize PMC or any Affiliate of PMC to act as its agent;

(K) pays and will continue to pay its own incidental administrative costs and expenses from its own funds, allocates and will continue to allocate fairly and reasonably all other material shared overhead expenses (including, without limitation, telephone and other utility charges, the services of shared employees, consultants and agents, and reasonable legal and auditing expenses), and other material items of cost and expense shared between it and PMC;

(L) takes and shall continue to take such actions as are necessary on its part to ensure that all procedures required by its organizational documents are duly and validly taken; and

(M) will maintain adequate capital in light of its contemplated business purpose, transactions and liabilities; provided however, that the foregoing shall not require the PMC to make additional capital contributions to the Depositor.

(b) Survival. It is understood and agreed that the representations and warranties of the Depositor set forth in Section 4(a) shall survive throughout the term of this Agreement.

(c) It is understood and agreed that the (1) representations and warranties made by PMC pursuant to Section 4(b) of the Receivables Sale Agreement, and the representations and warranties made by the Depositor pursuant to this Agreement, on which the Issuer is relying in accepting the Receivables and executing this Agreement and on which the Noteholders are relying in purchasing the Notes, and (2) the rights and remedies of the Depositor and its assignees under the Receivables Sale Agreement against PMC, and the rights and remedies of the Issuer and its assignees under this Agreement against the Depositor, inure to the benefit of the Issuer and the Indenture Trustee for the benefit of the Noteholders, as the assignees of the Depositor’s rights under the Receivables Sale Agreement and the Issuer’s rights hereunder. Such representations and warranties, and the rights and remedies for the breach thereof, shall survive the sale and/or contribution, assignment, transfer and conveyance of any Receivables from the Depositor to the Issuer and its assignees and the pledge thereof by the Issuer to the Indenture Trustee for the benefit of the Noteholders and shall be fully exercisable by the Indenture Trustee for the benefit of the Noteholders.

Section 5. Remedies Upon Breach

The Depositor shall inform the Indenture Trustee, the Administrator and the Administrative Agent promptly, in writing, upon the discovery of any breach of the Depositor’s representations, warranties or covenants set forth in Section 4(a) hereunder, or PMC’s representations, warranties or covenants set forth in Section 4(b) of the Receivables Sale Agreement. PMC shall provide such notice to the Indenture Trustee by electronic mail to Valerie.Delgado@Citi.com with subject reference “PMT ISSUER TRUST – FHLMC SAF – For Posting” for posting to the Indenture Trustee’s website. Unless such breach shall have been cured or waived within thirty (30) days after the earlier to occur of the discovery of such breach by the Depositor or receipt of written notice of such breach by the Depositor, such that, in the case of a representation and warranty, such representation and warranty shall be true and correct in all material respects as if made on such day, the Depositor shall either repurchase the affected Receivable or indemnify the Issuer and its assignees (including the Indenture Trustee and each of its respective assignees) against and hold the Issuer and its assignees (including the Indenture Trustee and each of its respective assignees) harmless from any cost, liability and expense, including, without limitation, reasonable attorneys’ fees and expenses, whether incurred in enforcement proceedings between the parties or otherwise, incurred as a result of, or arising from, such breach (each such repurchase or indemnification amount to be paid hereunder, an “Indemnity Payment”) in an amount up to the Receivables Balance of any affected Receivable, but only if the Collateral Test is not satisfied. For the avoidance of doubt, in the event the Collateral Test is satisfied on the date the obligation to make the Indemnity Payment first arises, the requirement to make such Indemnity Payment shall be applied on any subsequent date to the extent the Collateral Test is not satisfied on such subsequent date. This Section 5 sets forth the exclusive remedy for a breach of representation, warranty or covenant pertaining to a Receivable. Notwithstanding the foregoing, the breach of any representation, warranty or covenant shall not be waived by the Issuer under any circumstances without the consent of the Majority Holders of the Outstanding Notes of each Series and the Administrative Agent.

Section 6. Termination.

This Agreement (a) may not be terminated prior to the termination of the Indenture and (b) may be terminated at any time thereafter by either party upon written notice to the other party.

Section 7. General Covenants of Depositor.

The Depositor covenants and agrees that from the date of this Agreement until the termination of the Indenture:

(a) RESERVED.

(b) Bankruptcy. The Depositor agrees that it shall comply with Section 12(l). The Depositor has not engaged in and does not expect to engage in a business for which its remaining property represents an unreasonably small capitalization. The Depositor will not transfer any of the Aggregate Receivables with an intent to hinder, delay or defraud any Person.

(c) Legal Existence. The Depositor shall do or cause to be done all things necessary on its part to preserve and keep in full force and effect its existence in the jurisdiction of its formation, and to maintain each of its licenses, approvals, registrations and qualifications in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such licenses, approvals, registrations or qualifications, except for failures to maintain any such licenses, approvals, registrations or qualifications which cannot be subsequently cured for the purpose of enforcing contracts and which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the financial conditions, operations or the ability of the Depositor or the Issuer to perform its obligations hereunder or under any of the other Transaction Documents.

(d) Compliance With Laws. The Depositor shall comply in all material respects with all Applicable Laws applicable to its operation, the noncompliance with which would reasonably be expected to have a material adverse effect on the financial condition, operations or the ability of PMC, as receivables seller and servicer, the Depositor or the Issuer to perform their obligations hereunder or under any of the other Transaction Documents.

(e) Taxes. The Depositor shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Depositor or upon its income and profits, or upon any of its property or any part thereof, before the same shall become in default; provided that the Depositor shall not be required to pay and discharge any such tax, assessment, charge or levy so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings, or so long as the failure to pay any such tax, assessment, charge or levy would not have a material adverse effect on the ability of the Depositor to perform its obligations hereunder. The Depositor shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge or levy so contested.

(f) Compliance with Representations and Warranties. The Depositor covenants that it shall conduct its business such that it will continually comply with all of its representations and warranties made in Section 4(a).

(g) Keeping of Records and Books of Account. The Depositor shall maintain accurate, complete and correct documents, books, records and other information which is reasonably necessary for the collection of all Aggregate Receivables (including, without limitation, records adequate to permit the prompt identification of each new Receivable and all collections of, and adjustments to, each existing Receivable).

(h) Ownership. The Depositor will take all necessary action to establish and maintain, irrevocably in the Issuer, legal and equitable title to the Aggregate Receivables and the related Transferred Assets, free and clear of any Adverse Claim (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) in all appropriate jurisdictions to perfect the Issuer’s interest in such Aggregate Receivables and related Transferred Assets and such other action to perfect, protect or more fully evidence the interest of the Issuer or the Indenture Trustee (as the Depositor’s assignee) may reasonably request) other than Permitted Liens.

(i) Reliance on Separateness. The Depositor acknowledges that the Indenture Trustee and the Noteholders are entering into the transactions contemplated by the Transaction Documents in reliance upon the Issuer’s identity as a legal entity that is separate from PMC and the Depositor. Therefore, from and after the date of execution and delivery of this Agreement, the Depositor will take all reasonable steps to maintain the Issuer’s identity as a separate legal entity and to make it manifest to third parties that the Issuer is an entity with assets and liabilities distinct from those of PMC and the Depositor. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, the Depositor (i) will not hold itself out to third parties as liable for the debts of the Issuer nor purport to own the Aggregate Receivables and other related Transferred Assets, (ii) will take all other actions necessary on its part to ensure that the facts and assumptions regarding it set forth in the opinion issued by Winston & Strawn LLP, dated as of the Closing Date, relating to substantive consolidation issues remain true and correct at all times.

(j) Name Change, Offices and Records. In the event the Depositor makes any change to its name (within the meaning of Section 9-507(c) of any applicable enactment of the UCC), type or jurisdiction of organization or location of its books and records the Depositor shall notify the Issuer and the Indenture Trustee thereof and (except with respect to a change of location of books and records) shall deliver to the Indenture Trustee not later than thirty (30) days after the effectiveness of such change (i) such financing statements (Forms UCC1 and UCC3) which the Indenture Trustee (acting at the direction of the Administrative Agent) may reasonably request to reflect such name change, or change in type or jurisdiction of organization, (ii) except in the event of a change in the Depositor’s location of its books and records, if the Indenture Trustee shall so request, an opinion of outside counsel to the Depositor, in form and substance reasonably satisfactory to the Indenture Trustee, as to the perfection and priority of the Issuer’s security interest in the Aggregate Receivables in such event, and (iii) such other documents and instruments that the Indenture Trustee on behalf of the Noteholders may reasonably request in connection therewith and shall take all other steps to ensure that the Issuer continues to have a first priority, perfected security interest in the Aggregate Receivables and the related Transferred Assets, subject to Section 12(m).

(k) Location of Jurisdiction of Organization and Records. In the case of a change in the jurisdiction of organization of the Depositor, or in the case of a change in the “location” of the Depositor for purposes of Section 9-307 of the UCC, the Depositor must take all actions necessary or reasonably requested by the Issuer, the Administrative Agent or the Indenture Trustee to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Issuer, the Administrative Agent or the Indenture Trustee to further perfect or evidence the rights, claims or security interests of any of the Issuer or any assignee or beneficiary of the Issuer’s rights under this Agreement, including the Indenture Trustee on behalf of the Noteholders under any of the Transaction Documents.

Section 8. Grant Clause.

It is the intention of the parties hereto that each transfer and assignment contemplated by this Agreement shall constitute an absolute sale or contribution, as applicable, of the related Receivables from the Depositor to the Issuer and that the Receivables shall not be part of Depositor’s estate or otherwise be considered property of the Depositor in the event of the bankruptcy, receivership, insolvency, liquidation, conservatorship or similar proceeding relating to the Depositor or any of its Property. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (a) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement, subject to the terms and provisions of the Consent Agreement; (b) the Depositor hereby grants to the Issuer, subject to the interests of Freddie Mac pursuant to the Consent Agreement, a first priority security interest in all of the Depositor’s right, title and interest in, to and under, whether now owned or hereafter acquired, the Aggregate Receivables and the related Transferred Assets to secure payment of such loan; and (c) this Agreement shall constitute a security agreement under Applicable Law. The Depositor will, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Receivables and the other Transferred Assets, such security interest would be a perfected security interest of first priority under Applicable Law and will be maintained as such throughout the term of this Agreement, subject to Section 12(m). The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Indenture Trustee.

The Depositor hereby authorizes the Issuer and its assignees, successors and designees to file one or more UCC financing statements, financing statement amendments and continuation statements to perfect the security interest described herein, and to exercise any and all other rights and remedies pursuant to the UCC.

Section 9. Grant by Issuer.

The Issuer shall have the right, upon notice to but without the consent of the Depositor, to Grant, in whole or in part, its interest under this Agreement with respect to the Receivables to the Indenture Trustee and the Indenture Trustee then shall succeed to all rights of the Issuer under this Agreement. All references to the Issuer in this Agreement shall be deemed to include its assignee or designee, specifically including the Issuer and the Indenture Trustee in such context.

Section 10. Protection of Indenture Trustee’s Security Interest in Trust Estate.

(a) The Depositor shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit the reader thereof to know at any time following reasonable prior notice delivered to the Depositor, the status of such Receivable, including payments and recoveries made and payments owing.

(b) The Depositor will maintain its computer records so that, from and after the Grant of the security interest under the Indenture, the Depositor’s master computer records (including any back-up archives) that refer to any Receivables indicate that the Receivables are owned by the Issuer and pledged to the Indenture Trustee on behalf of the Noteholders. Indication of the Indenture Trustee’s interest in a Receivable shall be deleted from or modified on the Depositor’s records when, and only when, the Receivable has been paid in full or released from the lien of the Indenture pursuant to the Indenture.

Section 11. Limited Recourse.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against (a) any owner of a beneficial interest in the Issuer or (b) any holder of a beneficial interest in the Issuer in its individual capacity, except as any such Person may have expressly agreed. Notwithstanding any other terms of this Agreement, the Notes, any other Transaction Documents or otherwise, the obligations of the Issuer under the Notes, the Indenture, this Agreement and each other Transaction Document to which it is a party are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, none of the Noteholders, the Indenture Trustee or any of the other parties to the Transaction Documents shall be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No recourse shall be had for the payment of any amount owing in respect of the Notes, the Indenture or this Agreement or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under the Notes or this Agreement. It is understood that the foregoing provisions of this Section 11 shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate or (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by the Indenture. It is further understood that the foregoing provisions of this Section 11 shall not, subject to Section 12(m), limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under the Notes or this Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

Section 12. Miscellaneous.

(a) Amendment. This Agreement may not be amended except by an instrument in writing signed by the Depositor and the Issuer upon delivery of an Issuer Tax Opinion (unless unanimously waived by the Noteholders). In addition, so long as the Notes are outstanding, this Agreement may not be amended without the prior written consent of (A) the Administrative Agent and (B) Noteholders of more than 50% (by Class Invested Amount) of each Class of each Series unless, in the case of clause (B), (i) the amendment is for a purpose for which the Indenture could be amended without any Noteholder consent and (ii) the Depositor shall have delivered to the Indenture Trustee an officer’s certificate to the effect that the Depositor reasonably believes that any such amendment will not have an Adverse Effect on the Holders of the Notes. Any such amendment requested by the Depositor shall be at the expense of the Depositor. Amendments shall require notice to Note Rating Agencies as described in Section 11(a) of the Receivables Sale Agreement.

(b) Binding Nature; Assignment. The covenants, agreements, rights and obligations contained in this Agreement shall be binding upon the successors and assigns of the Depositor and shall inure to the benefit of the successors and assigns of the Issuer, and all persons claiming by, through or under the Issuer except as set forth herein.

(c) Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

(d) Derivative Instrument. The parties hereto mutually acknowledge and agree that the Depositor shall have the right under this Agreement, at any time and from time to time, to convey to the Issuer a prepaid derivative, credit enhancement agreement or similar instruments, without the consent of the Holders of the Notes.

(e) Severability of Provisions. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

(f) Governing Law. THIS AGREEMENT AND ANY CLAIM CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(g) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN AN LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC, in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm of otherwise verify the validity or authenticity thereof.

(i) Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or future exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

(j) Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

(k) Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit of any legal or equitable right, power, remedy or claim under this Agreement.

(l) No Petition. The Depositor, by entering into this Agreement, agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all of the Notes, institute against the Issuer, or join in any institution against the Issuer of, Insolvency Proceedings or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or this Agreement, or cause the Issuer to commence any reorganization, bankruptcy proceedings, or Insolvency Proceedings under any applicable state or federal law, including without limitation any readjustment of debt, or marshaling of assets or liabilities or similar proceedings. This Section 12(l) shall survive termination of this Agreement.

(m) Rights and Powers of Freddie Mac. Notwithstanding anything herein to the contrary, the sale and assignment of the Receivables arising from the Advances pursuant to this Agreement are subject, in each and every respect, to all rights, powers, and prerogatives of Freddie Mac under and in connection with (i) the terms and conditions of that certain Consent Agreement dated as of August 10, 2023 (as may be amended, modified, restated or supplemented from time to time, the “Consent Agreement”), with respect to the “Reimbursement Assignments and Pledge” of the “Reimbursement Rights” (as such terms are defined in the Consent Agreement) by and among Freddie Mac, PMC, as Servicer, the Depositor, the Issuer, as Assignee, Citibank, N.A., as Indenture Trustee and Barclays Bank PLC, as Administrative Agent, (ii) the terms and conditions of the Purchase Documents, other than as set forth pursuant to the express terms and provisions of the Consent Agreement and (iii) all claims of Freddie Mac arising out of or relating to any and all breaches, defaults and outstanding obligations of PMC to Freddie Mac (other than Freddie Mac’s limited payment subordination and its limited subordination of its right of setoff pursuant to the express terms and provisions of the Consent Agreement). Further any UCC financing statement filed relating to this Agreement or the interests Granted herein shall contain the following language:

“The security interest perfected by this financing statement is subject, in each and every respect, to all rights, powers, and prerogatives of Freddie Mac under and in connection with (i) the terms and conditions of that certain Consent Agreement, entered into as of August 10, 2023 (as may be amended from time to time, the ‘Consent Agreement’), with respect to the ‘Reimbursement Assignments and Pledge’ of the ‘Reimbursement Rights’ (as such terms are defined in the Consent Agreement), by and among: Freddie Mac, PennyMac Corp. (“PMC”), as Servicer, PMT SAF Funding, LLC, as Depositor, PMT ISSUER TRUST – FHLMC SAF, as Assignee, Citibank, N.A., as Indenture Trustee and Barclays Bank PLC, as Administrative Agent, (ii) the terms and conditions of the Purchase Documents as defined in the Freddie Mac Single-Family Seller/Servicer Guide, as it may be amended from time to time, other than as set forth pursuant to the express terms and provisions of the Consent Agreement; and (iii) all claims of Freddie Mac arising out of or relating to any and all breaches, defaults and outstanding obligations of PMC to Freddie Mac (other than Freddie Mac’s limited payment subordination and its limited subordination of its right of setoff pursuant to the express terms and provisions of the Consent Agreement).”

Freddie Mac shall be an express and intended third party beneficiary of this Section 12(m) and shall be entitled to rely upon this Section 12(m) in all respects. This Section 12(m) shall not be amended or modified without the express written consent of Freddie Mac.

(n) Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, as Owner Trustee, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS, in its individual capacity or as trustee of the Issuer, has not made and will not make any investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Agreement or any related document, (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, purchase price, indemnities or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other Transaction Documents and (f) WSFS shall have the rights, indemnities, privileges, and immunities hereunder as are set forth in the Trust Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Receivables Pooling Agreement to be duly executed as of the date first above written.

PMT SAF FUNDING, LLC, as Depositor

By:
Name: Title:

[Signatures continue]

[PMT SAF Funding, LLC; PMT ISSUER TRUST – FHLMC SAF - Signature Page to Receivables Pooling Agreement]

PMT ISSUER TRUST – FHLMC SAF, as Issuer By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:
Name: Title:

[End of signatures]

[PMT SAF Funding, LLC; PMT ISSUER TRUST – FHLMC SAF - Signature Page to Receivables Pooling Agreement]

Schedule 1

ASSIGNMENT OF RECEIVABLES

Dated as of [________], 2023

This Assignment of Receivables (this “Assignment”) is a schedule to and is hereby incorporated by this reference into a certain Receivables Pooling Agreement (the “Agreement”), dated as of August 10, 2023, by and between PMT SAF Funding, LLC, a limited liability company organized under the laws of Delaware (the “Depositor”), and PMT ISSUER TRUST – FHLMC SAF, a statutory trust organized under the laws of Delaware (the “Issuer”). All capitalized terms used herein shall have the meanings set forth in, or referred to in, the Agreement.

By its signature to this Assignment, the Depositor hereby sells and/or contributes, assigns, transfers and conveys to the Issuer and its assignees, without recourse, but subject to the terms of the Agreement, all of the Depositor’s right, title and interest in, to and under its rights to reimbursement for Receivables related to the Designated Servicing Contract with respect to each Designated Pool listed on Attachment A attached hereto, existing on the date of this Assignment and any Additional Receivables related to such Designated Pool listed on Attachment A, on or before the related Receivables Sale Termination Date, the other Transferred Assets related to such Receivables described in Section 2(a) of the Agreement, pursuant to the terms of the Agreement, and the Issuer hereby accepts such sale and/or contribution, assignment, transfer and conveyance and agrees to transfer to the Depositor the consideration set forth in the Agreement.

It is expressly understood and agreed by the parties hereto that (a) this Assignment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (d) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Assignment or any other Transaction Documents.

[Signature page follows]

PMT SAF FUNDING, LLC, as Depositor

By:	/s/ Pamela Marsh
Name: Pamela Marsh Title: Senior Managing Director and Treasurer

PMT ISSUER TRUST – FHLMC SAF, as Issuer By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Mark Brzoska
Name: Mark Brzoska Title: Vice President

[PMT SAF Funding, LLC; PMT ISSUER TRUST – FHLMC SAF - Signature Page to Schedule 1 to Receivables Pooling Agreement - Assignment of Receivables]

Attachment A to Schedule 1

DESIGNATED POOLS RELATED TO AGGREGATE RECEIVABLES

Attachment A to Schedule 1-1